Exhibit 99.1

Brillian Corporation NASDAQ: BRLC Vincent F. Sollitto, Jr. - Chief Executive Officer C.E. Unterberg, Towbin - Emerging Growth Opportunities Conference July 13, 2005

Safe Harbor Statement Included in this material are certain predictions, estimates, and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company's filings.

Brillian and Syntax to Merge New company to be called Syntax-Brillian (NASD-BRLC) Tax-free stock deal - Syntax 70%, Brillian 30% Syntax to loan Brillian $3M during transition Brillian closes $7M additional financing ($5M convert / $2M straight debt) Brillian CEO and CFO to become Chairman/CEO and CFO of new company Syntax CEO to become President and COO Subject to standard regulatory and shareholder approvals Anticipated closing in Q4 of 2005

Business Synergy Becomes the fastest growing LCD/LCoS HDTV company Supports the two leading technologies for HDTV LCD for <50" and LCoS for >50" Syntax to develop and market LCoS HDTVs under Olevia brand with Brillian LCoS light engines through its retail channels Brillian to develop and market high-end LCD HDTVs under Brillian brand through its Pro A/V and CEDIA channels Syntax brings supply chain and distribution channel as well as product momentum; Brillian brings IP, technology and high performance product recognition

About Syntax Corporation Founded in May 2003: PC distribution and consumer electronics Q1 2004 - refined business focus to high growth LCD TV market Headquarters: City of Industry, CA (Southern California, USA) Employees: 100+ 2004: extremely high growth period with rapid market penetration Achieved Top 5 USA and Top 10 worldwide marketshare FY2005 (ends June 30): $90 million

iSuppli Market Share Q4 2004 Top 5 LCD-TV sellers in North America in 4Q '04 Top 5 LCD-TV sellers in North America in 4Q '04 Top 5 LCD-TV sellers in North America in 4Q '04 Ranking Company Market Share 1 Sharp 21.11% 2 Panasonic (Matsushita) 7.95% 3 Syntax Groups 7.15% 4 Hitachi 7.13% 5 Samsung 6.82% Source: iSuppli, compiled by DigiTimes, April 2005

APRIL 2004 MAY 2005 Channel Strategy ..Dotcoms Regional/National Retailers, TV Networks and Distributors

Investment in OLEVIA Brand Tradeshows Display Ads News

DisplaySearch North America Rankings Market Positions Q2 '04 - Q1 '05 Market Positions Q2 '04 - Q1 '05 Market Positions Q2 '04 - Q1 '05 Market Positions Q2 '04 - Q1 '05 Market Positions Q2 '04 - Q1 '05 NA Rank Q2 '04 Q3 '04 Q4 '04 Q1 '05 1 Sharp Sharp Sharp Sharp 2 Samsung Philips Philips Samsung 3 Sony Samsung Samsung Syntax 4 Panasonic Panasonic Panasonic LGE 5 Philips Sony Syntax Philips 6 LGE Audiovox Sony Sony 7 Gateway Syntax LGE Dell 8 Toshiba Toshiba Sylvania Panasonic 9 JVC LGE Audiovox Westinghouse 10 Sanyo JVC Dell Toshiba 11 Syntax Viewsonic Sanyo Sampo 12 Viewsonic Gateway Toshiba Sylvania 13 Dell Dell JVC JVC Source: DisplaySearch, Q4 '04 LCD TV Shipment and Forecast Report

Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Sharp 0.31 0.29 0.27 0.28 0.23 0.22 Samsung 0.16 0.1 0.11 0.09 0.09 0.11 Syntax 0 0.02 0.05 0.06 0.07 LGE 0.08 0.12 0.04 0.03 0.04 0.06 Philips 0.03 0.08 0.07 0.14 0.18 0.05 Sony 0.11 0.12 0.09 0.07 0.04 0.05 Dell 0 0.01 0.01 0.02 0.03 0.04 Panasonic 0.08 0.07 0.08 0.07 0.07 0.04 Westinghouse 0 0.03 Toshiba 0.02 0.04 0.04 0.03 0.02 0.03 North America LCD TV Market "Syntax continues to be one of the fastest growing LCD TV brands in North America. The company continues to introduce premium products at attractive prices resulting in increased penetration in each segment it enters." Ross Young, President, DisplaySearch Syntax quickly grabbed 7% in its first year Total Shipment (1,000/Qt) 350 322 367 558 943 648 Source: DisplaySearch, April 2005 SHARE BY SHIPMENT

NA LCD TV Market - Company's Product Mix Syntax focusing on 20", 27", 30" to 32" and 37" categories Source: DisplaySearch, April 2005 NA Market Samsung Dell LGE Sony Philips Sharp Syntax 10"-14" 7.2 0 0 25.8 15"-19" 25.8 46.3 49.5 29.5 57 11.6 20"-21" 27.1 25.7 17.8 17.9 14 25.3 42.5 22"-24" 5.7 10.9 1.8 24.9 26.9 4 25"-29" 15.6 7.8 30.7 3.9 20.9 8 14.3 27.8 30"-34" 14.9 8.3 18.1 12.9 32.8 17.1 13.3 24.1 35"-29" 2.6 9.5 6 5.6 40"-44" 0.2 0.4 1.4 1.5 45"-49" 0.9 0.6 3.8

Syntax Management Team James Li, Chief Executive Officer Over 13 years experience in PC industry sales, operations and management Elitegroup Computer Systems, Inc.: Executive Asst. to Chairman/CEO, and Director of OEM/ODM Business Gateway: Sr. Business Manager, Global Procurement Office for Gateway Stores Thomas Chow, Chief Financial Officer Co-founder and Chief Operating Officer of Lasertech, a national distributor of PCs, peripherals, components and software, and wholly-owned subsidiary of Syntax Groups Warpspeed: Co-founder QDI Group USA (Legend): President Michael Chan, Chief Operating Officer Lasertech: Vice President, Sales and Marketing NCX Corporation: Co-founder Shinho Tech: Chief Operating Officer Alex Yan, Corporate Financial Advisor Over 20 years finance and banking management including Credit Suisse First Boston, Chemical Bank, Barclays Bank, and Security Pacific National Bank

Experienced Management Team Executive Team Industry Experience Position Vincent Sollitto, Jr. 35 President, Chief Executive Officer, and Director Wayne Pratt 19 VP, Chief Financial Officer, Secretary, and Treasurer Robert Melcher 36 Chief Technology Officer Bill Fox 26 Sr. VP, Sales Rainer Kuhn 21 VP, Sales and Product Marketing Rajan Kapur 22 VP, Development Henning Stauss 20 VP, Manufacturing Hope Frank 23 VP, Marketing and Communications The Senior Management Team Averages 24 Years of Industry Experience

Company Snapshot Founded within TFS in 1997 Over $100M invested in R&D Shipping imagers since March 2000 Introduced Gen II LCoS(tm) in early 2003 September 2003: Spin-out from Three-Five Systems (TFS) November 2003: Announced plans to build HDTV RPTV July 2004: First 65" HDTV shipped Facilities in Tempe, Arizona and Boulder, Colorado Approximately 110 employees

Projection TV - Microdisplay Forecast Analysts expect three technologies to dominate RPTV by 2008 2004 2005 2006 2007 2008 LCOS 93 244 593 938 1179 HTPS 548 779 929 1255 1380 DLP 609 1199 1467 1641 1931 Source: iSuppli Corporation and Brillian Corporation

What is Liquid Crystal on Silicon? Leverages two major technologies Semiconductor / IC Liquid Crystal 60 issued U.S. patents; licenses to 40 additional patents. Several patents in foreign jurisdictions. 2 trademarks including LCoS(tm) Glass Liquid Crystal Silicon CMOS Backplane

Supply Assurance - Displays State-of-the-art LCoS(tm) manufacturing line in Tempe, AZ Rapid time-to-market "Own" manufacturing process for optimum yield & quality control Facilitates rapid introduction of new products 20,000 sq ft of cleanroom space Skilled workforce experienced in LCoS(tm) and LCD manufacturing Automation keeps costs competitive and assures quality Capacity for 100,000 microdisplays a month

Light Engine Status Light engines in limited production in Tempe Capacity up to 100 per week (Actual production limited to 100/month due to materials cost) License from JDSU with royalty, ability to have made by 3rd party Redesign for Manufacturing by 3rd party in process - parts and tooling available in July Plan established for Brillian light engine Core and lens - Purchased components Convergence of panels - Brillian Design of housing - Brillian Mfg of LE parts - 3rd Party Light Engine Assembly - Suntron First units - June 05 Production ramp - Aug 05

Suntron Relationship Light Engine assembly - ramp beginning in Q4 (3k/mo) TV assembly - Phoenix with expansion to Tijuana Supply chain management Utilize their core competency Utilize their buying power Reduces our cash outlay for inventory ramp

Projection HDTV Timeline and Milestones Technology Investigations, Decisions 1Q-2Q, 2003 Technology Lab Evaluation 2Q/3Q, 2003 Finalize Technology Platform 3Q, 2003 Finalize Industrial Design End of 3Q, 2003 Prototypes, First Customer 1Q, 2004 Market Test 2Q, 2004 First Shipment 3Q, 2004 Production in Volume Delayed to 3Q, 2005

Brillian HDTV Current product is 720p monitor only Q3 2005 introduce integrated tuner version Q3 2005 customer shipments of 1080p product Two separate 65" box platforms (pedestal and flush front)

Brillian Distributor Coverage - July 2005

Our Near-to-Eye Products Brillian offers near-to-eye products for Industrial, Medical and Military markets...and is ready for consumer applications Product shipments have included LCoS(tm) microdisplays for monocular and binocular head-mounted displays (HMDs) Pursuing development of microdisplays for use in various high- information content portable electronic devices, such as notebook computers, portable DVD viewers, mobile handsets, PDAs, and wireless Internet appliances Developing microdisplays for use in headsets for video games Announced first $1 million supply agreement

Brillian Corporation Financial Overview

Annual Operating Results 2004 2003 2002 Revenue $2,688 $2,194 $1,439 Cost of Sales 13,047 9,829 12,869 SG&A 3,671 4,890 3,333 R&D 8,671 7,367 8,430 (22,701) (19,892) (23,193) Impairment charge 10,233 - - Operating Loss (32,934) (19,892) (23,193) EBITDA (29,231) (16,319) (19,763)

Quarterly Operating Results March 31, 2005 March 31, 2004 Revenue $858 $478 Cost of Sales 3,152 2,384 SG&A 996 1,086 R&D 1,993 2,454 6,141 5,924 Operating Loss (5,283) (5,446) EBITDA (4,655) (4,581)

March 31, 2005 Balance Sheet Highlights Shares outstanding 7.0M Cash, cash equivalents* $3.0M Total assets $17.8M Working Capital $6.9M Total stockholders' equity $13.6M Net tangible book value $12.4M No Debt * Includes short-term investments

Recent Financial Developments April 2005 - Completed $4.5 million financing ($1.57/share). $2.0 million secured debt with 150,000 warrants $2.5 million convertible debt with 100% warrant coverage July 2005 - Completed $7.0 million financing ($2.63/share) $2.0 million secured debt with 415,000 warrants $5.0 million convertible debt with 50% warrant coverage July 2005 - Signed $3.0 million financing with Syntax $1.0 million each month in July, August, and September with 150,000 total warrant coverage Current fully-diluted shares after considering conversion of debt and exercise of warrants/options is 15.3 million shares Financing should be sufficient to sustain the planned ramp of the business model

Achieving the Model EBITDA (Cash Flow) Break-Even Operating Profit Break-Even Target Business Model Revenue $/QTR $18 - 20M $20 - 22M $26 - 30M Revenue 100% 100% 100% Gross Margin 22% 25% 35% SG&A 13% 12% 10% R&D 14% 13% 12% Operating Profit (5%) 0% 13%

Investment Highlights Explosive growth in digital TV and microdisplay market driving demand for our products - High-end HDTV market is our core market Technology leadership in proprietary LCoS(tm) technology, with pure-play investment opportunity and sustainable competitive advantage Leverage a virtual manufacturing model and third-party contract manufacturers and assemblers to produce our HDTVs, which incorporate the proprietary LCoS(tm) microdisplays that we produce Poised for growth with experienced management team